                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                 March 30, 1998


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attn:  Marcie Knittel, Vice President

            RE: Sixteenth Amendment to Credit Agreement (the "Sixteenth Amendment")

Dear Marcie:

      We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

      The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

      The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:


                                    AGREEMENT

      1. Amendment of Credit Agreement

      The parties hereto do hereby modify and amend the Credit Agreement as follows:

                  (a) Section 1.01 [Certain Definitions] is hereby amended by inserting between the definitions of "Event of Default" and "Excluded Entities" the following new definition of "Excess Cash", as following:

                        "Excess Cash shall mean as of any date of determination the amount of cash on hand of NovaCare and its Subsidiaries, as determined on a consolidated basis in accordance with GAAP, in excess of $14,261,000."

                  (b) Section 5.05 [RESERVED] is hereby amended by deleting "[RESERVED]" and inserting in lieu thereof, the following:

            "5.05 Mandatory Prepayments.

                  (a) Excess Cash. For any fiscal quarter in which there is Excess Cash determined as of the last day of such fiscal quarter, NovaCare shall make a mandatory prepayment of principal on the Revolving Credit Loans equal to the amount of the Excess Cash as follows:

                        (i) first to Revolving Credit Loans subject to the Revolving Credit Base Rate Option, within three (3) Business Days of the end of such fiscal quarter, and then

                        (ii) to Revolving Credit Loans subject to a Revolving Credit Euro-Rate Option, on the last day of the applicable Euro-Rate Interest Period with respect to any Revolving Credit Loans to which a Revolving Credit Euro-Rate Option applies."

                  (c) Section 8.02 [Negative Covenants] is hereby amended by deleting in its entirety subsection (n) and inserting in lieu thereof, the following:

                   "(n) Funded Debt to Cash Flow From Operations.

                        (A) For the fiscal quarter ending March 31, 1998, the Loan Parties shall not permit the ratio of (i) Consolidated Funded Debt minus Excess Cash, to (ii) Consolidated Cash Flow from Operations, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 3.25 to 1.0."

                        (B) For any fiscal quarter ending after March 31, 1998, the Loan Parties shall not permit the ratio of Consolidated Funded Debt to Consolidated Cash Flow from Operations, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 3.00 to 1.0


      2. Conditions of Effectiveness.

      The effectiveness of this Sixteenth Amendment is expressly conditioned upon (i) the Agent's receipt of counterparts of this Sixteenth Amendment duly executed by the Borrowers, the Guarantors, the Banks.

      This Sixteenth Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this Section 2.

      3. Consent of Required Banks.

      Pursuant to Section 11.01 of the Credit Agreement, this Sixteenth Amendment shall require the written consent of the Required Banks.

      4. Full Force and Effect.

      Except as expressly modified and amended by this Sixteenth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      5. Costs, Expenses, Disbursements.

      The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Sixteenth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

      6. Counterparts.

      This Sixteenth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      7. Governing Law.

      This Sixteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                 [Signature Page 1 of 8 to Sixteenth Amendment]

      IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                    BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on Schedule 6.01(c) of the Credit Agreement (which
                                        Schedule is attached hereto as Exhibit
                                        I) and each of the GUARANTORS listed
                                        on Schedule 6.01(c) of the Credit
                                        Agreement (which Schedule is attached
                                        hereto as Exhibit I), other than those
                                        listed below


By:  /s/ Richard Binstein               By:  /s/  Richard A. McDonald
     --------------------                    -----------------------------------
                                                  Richard A. McDonald  [Name],
                                        ----------------------------------------
   [Seal]                             the  Vice President and Treasurer  [Title]
                                      ------------------------------------------


                                    of each Borrower and Guarantor listed on
                                    Schedule 6.01(c) of the Credit Agreement
                                    (which Schedule is attached hereto as
                                    Exhibit I), other than those listed below, which is a corporation and of each general partner of each Borrower and Guarantor which is a partnership

                                    Address for Notices for each of the
                                    foregoing Borrowers and Guarantors:

                                    1016 West Ninth Avenue
                                    King of Prussia, PA  19406

                                    Telecopier No. (610) 992-3328
                                    Attention:  Chief Financial Officer
                                    Telephone No.  (610) 992-7200

                 [Signature Page 2 of 8 to Sixteenth Amendment]



                                 AGENT:

                                    PNC BANK, NATIONAL ASSOCIATION, as Agent


                                    By:  /s/  Justin J. Falgione
                                        ----------------------------------------
                                    Title:  Assistant Vice President
                                            ------------------------------------

                                    Address for Notices:

                                    One PNC Plaza
                                    249 Fifth Avenue
                                    Pittsburgh, PA  15222-2707

                                    Telecopier No. (412) 762-2760
                                    Attention: Regional Healthcare Group
                                    Telephone No.  (412) 762-8343


                                     BANKS:

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:  /s/  Justin J. Falgione
                                        ----------------------------------------
                                    Title:  Assistant Vice President
                                            ------------------------------------
                                    Address for Notices:

                                    One PNC Plaza
                                    249 Fifth Avenue
                                    Pittsburgh, PA  15222-2707

                                    Telecopier No. (412) 768-5149
                                    Attention: Regional Healthcare Group
                                    Telephone No.  (412) 762-2190

                 [Signature Page 3 of 8 to Sixteenth Amendment]


                                    CORESTATES BANK, N.A.

                                    By:  /s/  Deirdre L. McAleer
                                        ----------------------------------------
                                    Name:   Deirdre L. McAleer
                                          --------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    Address for Notices:

                                    1339 Chestnut Street
                                    P.O. Box 7618
                                    FC 1-8-3-22
                                    Philadelphia, PA  19101

                                    Telecopier No. (215) 973-2738
                                    Attention:     Deidre L. McAleer
                                                   Vice President
                                    Telephone No.  (215) 786-3972

                                    FIRST UNION NATIONAL BANK

                                    By:  /s/ Joseph H. Howell
                                        ----------------------------------------
                                    Name:    Joseph H. Howell
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    Address for Notices:

                                    One First Union Center
                                    301 S. College Street
                                    Charlotte, NC  28288-0735

                                    Telecopier No. (704) 383-9144
                                    Attention: Terence Moore
                                               Assistant Vice President
                                    Telephone No.  (704) 383-5212

                 [Signature Page 4 of 8 to Sixteenth Amendment]


                                    FLEET NATIONAL BANK

                                    By:  /s/ Toby B. Shea
                                        ----------------------------------------
                                    Name:   Toby B. Shea
                                          --------------------------------------
                                    Title:  Assistant Vice President
                                           -------------------------------------

                                    Address for Notices:

                                    Health Care and Institutions Group
                                    One Federal Street - MA OFDO7B
                                    Boston, MA  02110

                                    Telecopier No.  (617) 346-4666
                                    Attention:  Maryann S. Smith
                                                Vice President
                                    Telephone No.   (617) 346-4613

                                    MELLON BANK, N.A.

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Address for Notices:

                                    Healthcare Banking
                                    Plymouth Meeting/Exec. Campus
                                    610 W. Germantown Pike
                                    Suite 200/AIM #19E-0246
                                    Plymouth Meeting, PA  19462

                                    Telecopier No. (610) 941-4136
                                    Attention: Colleen Cunniffe
                                               Assistant Vice President
                                    Telephone No. (610) 941-8426
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                 [Signature Page 5 of 8 to Sixteenth Amendment]


                                    NATIONSBANK, N.A.


                                    By:  /s/ Kevin Wagley
                                        ----------------------------------------
                                    Name:  Kevin Wagley
                                          --------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                    Address for Notices:

                                    Healthcare Finance Group
                                    One NationsBank Plaza
                                    Fifth Floor
                                    Nashville, TN 37239-1697

                                    Telecopier No. (615) 749-4640
                                    Attention:  Kevin Wagley
                                                Vice President
                                    Telephone No. (615) 749-3802

                                    THE BANK OF NEW YORK


                                    By:  /s/ Peter H. Abdill
                                        ----------------------------------------
                                    Name:   Peter H. Abdill
                                          --------------------------------------
                                    Title:  Vice President
                                          --------------------------------------
                                    Address for Notices:

                                    Northeast Division
                                    One Wall Street
                                    21st Floor
                                    New York, NY 10286

                                    Telecopier No. (212) 635-7978
                                    Attention:  Peter Abdill
                                                Vice President
                                    Telephone No. (212) 635-6987

                 [Signature Page 6 of 8 to Sixteenth Amendment]


                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                    By:  /s/ Janet P. Sammons
                                        ----------------------------------------
                                    Name:   Janet P. Sammons
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------

                                    Address for Notices:

                                    Healthcare Banking Group
                                    0-1101, Tower 10
                                    200 South Orange Avenue
                                    Orlando, FL  32801

                                    Telecopier No. (407) 237-5489
                                    Attention:  Karen M. George
                                                First Vice President
                                    Telephone No. (407) 237-4541


                                    BANK ONE, KENTUCKY, NA


                                    By:  /s/ Todd D. Munson
                                        ----------------------------------------
                                    Name:    Todd D. Munson
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------
                                    Address for Notices:

                                    Internal Zip KY1-2216
                                    416 West Jefferson Street
                                    Louisville, KY 40202


                                    Telecopier No. (502) 566-8339
                                    Attention:  Todd Munson
                                                Sr. Vice President
                                    Telephone No. (502) 566-2640

                 [Signature Page 7 of 8 to Sixteenth Amendment]


                                    THE FUJI BANK, LIMITED
                                    NEW YORK BRANCH


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Address for Notices:

                                    Two World Trade Center
                                    New York, New York  10048

                                    Telecopier No. (212) 321-9407
                                    Attention:  James Grady
                                                 Assistant Vice President
                                    Telephone No. (212) 898-2274


                                    CRESTAR BANK


                                    By:  /s/ Leesa McShane
                                        ________________________________________
                                    Name:   Leesa McShane
                                         _______________________________________
                                    Title:  Vice President
                                          ______________________________________

                                    Address for Notices:

                                    120 East Baltimore Street
                                    25th Floor
                                    Baltimore, MD 21203-7307


                                    Telecopier No. (410) 986-1670
                                    Attention:  Leesa McShane
                                                Vice President
                                    Telephone No. (410) 986-1672

                 [Signature Page 8 of 8 to Sixteenth Amendment]


                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    Address for Notices:

                                    US Corp. Banking Division
                                    1251 Avenue of the Americas
                                    New York, New York  10020-1104

                                    Telecopier No. (212) 782-4935
                                    Attention:  Ned Komar
                                             Vice President
                                    Telephone No. (212) 782-4584


                                    AMSOUTH BANK


                                    By:  /s/ J. Ken DiFatta
                                        ________________________________________
                                    Name:   J. Ken DiFatta
                                         _______________________________________
                                    Title:  Assistant Vice President
                                          ______________________________________

                                    Address for Notices:

                                    1900 5th Avenue North
                                    Birmingham, AL 35203


                                    Telecopier No. (205) 326-4790
                                    Attention:  Ken DiFatta
                                                Commercial Banking Officer
                                    Telephone No. (205) 801-0358

STATE OF GEORGIA

COUNTY OF FULTON


            On the 24th day of March, 1998 personally appeared Janet P. Sammons, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Sixteenth Amendment and Consent dated as of March 30, 1998 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                            /s/ Mary W. Harrell
                            ____________________________________________________
                            Signature of Notary Public, State of Georgia


                                 Mary W. Harrell
                       (Print, Type or Stamp Commissioned Name of Notary Public)
                        Personally known /X/; OR Produced Identification / / Type of identification produced:________________________
                        ________________________________________________________


                                           Notary Public, Dekalb County, Georgia
                                           My Commission Expires May 12, 2001